SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 29, 2005
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                     0-32513                         87-0403239
         ------                     -------                         ----------
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

                  111 Airport Road, Warwick, Rhode Island           02889
                  ---------------------------------------           -----
               (Address of principal executive offices)           (Zip code)

                  (401) 352-2300 Registrant's telephone number,
                               including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS

On December 29, 2005 the board of directors (the "Board") of ICOA, Inc. (the "Company") unanimously approved cancelling the Company's 2005 Stock Incentive Plan (the "Plan"). The Plan, adopted by the Board on March 16, 2005 permitted the Board or the Plan Committee to (i) grant stock options (both ISO and non-qualified options); restricted stock; and/or (iii) other stock-based awards.

The Board approved cancelling the non-shareholder approved Plan in order to avoid the costs and expenses associated with administration of the Plan. Of the 60,000,000 shares of common stock reserved for the Plan, the Board made grants totaling 31,625,000 shares. This total included the following grants to Officers and Directors:

           Richard Schiffmann, CEO and President               5,000,000 shares
           Erwin Vahlsing, Jr., CFO and Director               2,400,000 shares
           Steven M. Harris, Director                          1,200,000 shares
           Stephen N. Cummings, appointed CFO on 10/26/05      3,000,000 shares

No grants were vested at the time of cancellation of the Plan, and all grants made pursuant to the Plan were terminated. Upon cancelling the Plan, the Board agreed to consider alternative means to accomplish the intended purpose of the Plan, which was to provide an incentive to improve performance, encourage the continued employment and increase the proprietary interest of certain directors, officers, advisors, employees and independent consultants of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    January 5, 2006                    By:      /s/ Rick Schiffmann
                                                      -------------------------
                                                Name:    Rick Schiffmann
                                                Its:     Chief Executive Officer